Exhibit 10.1

FIRST AMENDMENT

FIRST AMENDMENT, dated as of August 1, 2012 (this “Amendment”), to the CREDIT AGREEMENT dated as of March 4, 2011 (as amended, modified, restated and supplemented from time to time, the “Credit Agreement”), among GENERAL NUTRITION CENTERS, INC., a Delaware corporation (the “Borrower”), GNC CORPORATION, a Delaware corporation (“Parent”), the lending and other financial institutions from time to time party thereto (each a “Lender” and collectively, the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) and the other parties party thereto.

WHEREAS, pursuant to the Credit Agreement, the Lenders, the Issuing Bank and the Swingline Lender have extended credit to the Borrower, and have agreed to extend credit to the Borrower, in each case pursuant to the terms and subject to the conditions set forth therein;

WHEREAS, the Borrower has requested that certain provisions of the Credit Agreement be amended as set forth herein;

WHEREAS, the Required Lenders and the Administrative Agent are willing to agree to such amendments, subject to the terms and conditions set forth herein;

WHEREAS, pursuant to Section 2.24(a) of the Credit Agreement, the Borrower has requested that the 2012 Incremental Term Lenders (as defined below) provide Incremental Term Loans (as defined in the Credit Agreement) in the form of 2012 Incremental Term Loans (as defined below) to the Borrower in an aggregate principal amount of $200,000,000; and

WHEREAS, the 2012 Incremental Term Lenders are willing to provide such Incremental Term Loans in the form of 2012 Incremental Term Loans to the Borrower pursuant to the terms and subject to the conditions set forth herein;

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

SECTION 1.           Defined Terms.  Terms defined in the preamble to this Amendment shall have the meanings given to such terms in such preamble. Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Credit Agreement. In addition, as used in this Amendment, the following terms have the meanings specified below:

“2012 Incremental Term Commitment”:  as to any 2012 Incremental Term Lender, the obligation of such Lender, if any, to make a 2012 Incremental Term Loan hereunder to the Borrower in a principal amount not to exceed the amount set forth under the heading “2012 Incremental Term Commitment” opposite such Lender’s name on Schedule 1 hereto. The aggregate amount of the 2012 Incremental Term Commitments of all 2012 Incremental Term Lenders as of the First Amendment Effective Date is $200,000,000.

“2012 Incremental Term Facility”:  each of the 2012 Incremental Term Commitments and the 2012 Incremental Term Loans made thereunder.

“2012 Incremental Term Lenders”:  each Lender that has a 2012 Incremental Term Commitment or is the holder of a 2012 Incremental Term Loan.

“2012 Incremental Term Loan”:  as defined in Section 2.

“Acknowledgment and Confirmation”:  an acknowledgement and confirmation substantially in the form of Exhibit A hereto.

“First Amendment Effective Date”:  as defined in Section 6.

“Specified Provisions”:  Sections 2.1, 2.2, 2.3, 2.24 and 3.15 of the Credit Agreement.

SECTION 2.           2012 Incremental Term Loans.  (a) Subject to the terms and conditions set forth herein, each 2012 Incremental Term Lender severally agrees to make term loans (each, a “2012 Incremental Term Loan”) to the Borrower in Dollars on the First Amendment Effective Date in an aggregate principal amount not to exceed the 2012 Incremental Term Commitment of such Lender pursuant to a single Borrowing. Unless previously terminated, the 2012 Incremental Term Commitments shall terminate at 5:00 p.m., New York City time, on the First Amendment Effective Date.

(b)           All amounts of the 2012 Incremental Term Loans shall be made available to the Administrative Agent, and the Administrative Agent will make such amounts available to the Borrower, each in accordance with Section 2.9 of the Credit Agreement.  The failure of any 2012 Incremental Term Lender to make any 2012 Incremental Term Loan required to be made by it shall not relieve any other 2012 Incremental Term Lender of its obligations hereunder.

(c)           Except as expressly set forth herein and the Credit Agreement and other than with respect to the Specified Provisions, the 2012 Incremental Term Loans will have the same terms as the Tranche B Term Loans and will increase the outstanding principal amount of the Tranche B Term Loans.  The existing outstanding Tranche B Term Loans and the 2012 Incremental Term Loans shall constitute a single class and together shall be the Tranche B Term Loans and the Tranche B Term Loan Facility.  Each 2012 Incremental Term Lender, by executing and delivering this Amendment, shall be a Lender for all purposes of the Loan Documents (including Section 8 thereof).  For the avoidance of doubt, the entire 2012 Incremental Term Facility shall be a Ratio-Based Incremental Facility. The Lenders consent to the 2012 Incremental Term Loans and hereby waive application of the requirement to give notice to the Administrative Agent of the request for such 2012 Incremental Term Loans as set forth in the first sentence of Section 2.24(a) of the Credit Agreement.

(d)           Notwithstanding anything to the contrary contained herein or in the Credit Agreement, the 2012 Incremental Term Loans shall initially be Eurodollar Loans with a single Interest Period beginning on the First Amendment Effective Date and ending on August 28, 2012.

SECTION 3.           Amendment to Section 1.1.  Section 1.1 of the Credit Agreement is hereby amended by adding the following new definitions in alphabetical order:

“First Amendment”:  the First Amendment, dated as of August     , 2012, to this Agreement.

“First Amendment Effective Date”:  as defined in the First Amendment.

“2012 Incremental Term Lender”:  as defined in the First Amendment.

SECTION 4.           Amendment to Section 2.3.  Section 2.3 of the Credit Agreement is hereby amended by deleting such section in its entirety and inserting in lieu thereof the following:

2.3  Repayment of Tranche B Term Loans.

The Tranche B Term Loan of each Tranche B Term Loan Lender, including the 2012 Incremental Term Lenders, outstanding on the First Amendment Effective Date shall mature in 22 consecutive quarterly installments (each a “Tranche B Term Loan Installment Date”), commencing on September 30, 2012, each of which shall be in an amount equal to such Lender’s Tranche B Term Loan Percentage multiplied by the amount set forth below opposite such installment:

Installment	Principal Amount

September 30, 2012	$500,000
December 31, 2012	$500,000
March 31, 2013	$500,000
June 30, 2013	$500,000
September 30, 2013	$500,000
December 31, 2013	$500,000
March 31, 2014	$500,000
June 30, 2014	$500,000
September 30, 2014	$500,000
December 31, 2014	$500,000
March 31, 2015	$500,000
June 30, 2015	$500,000
September 30, 2015	$500,000
December 31, 2015	$500,000
March 31, 2016	$500,000
June 30, 2016	$500,000
September 30, 2016	$500,000
December 31, 2016	$500,000
March 31, 2017	$500,000
June 30, 2017	$500,000
September 30, 2017	$500,000
December 31, 2017	$500,000
March 2, 2018	$1,089,000,000

; provided that the final principal repayment installment of the Tranche B Term Loans repaid on the Tranche B Term Loan Maturity Date shall be, in any event, in an amount equal to the aggregate principal amount of all Tranche B Term Loans outstanding on such date.

SECTION 5.           Amendment to Section 6.6. Section 6.6(d)(i) of the Credit Agreement is hereby amended by deleting the amount “$25,000,000” and replacing it with the amount “$75,000,000”.

SECTION 6.           Conditions to Effectiveness and Funding.  This Amendment shall become effective on the date (which date shall not be later than August 31, 2012) on which each of the following conditions is satisfied (the “First Amendment Effective Date”):

(a)           The Administrative Agent shall have received from the Borrower, the 2012 Incremental Term Lenders, the Required Lenders and the Administrative Agent, either (A) a counterpart of this Amendment signed on behalf of such party or (B) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment.

(b)           The Administrative Agent shall have received an Acknowledgment and Confirmation from an authorized officer of each Loan Party.

(c)           The Administrative Agent shall have received, on behalf of itself and the Lenders, on the First Amendment Effective Date, a written opinion of (i) the General Counsel of the Borrower and its Subsidiaries and (ii) Proskauer Rose LLP, counsel to Parent, the Borrower and its Subsidiaries, in each case (a) dated the First Amendment Effective Date and (b) in form and substance reasonably satisfactory to the Administrative Agent and its counsel and covering such matters relating to the Loan Documents and this Amendment as the Administrative Agent shall reasonably request and in each case no broader than the respective opinions delivered by such Persons pursuant to Section 4.1(h) of the Credit Agreement.

(d)           The Administrative Agent shall have received (i) a certificate of the Borrower, dated the First Amendment Effective Date, substantially in the form of Exhibit C to the Credit Agreement, with appropriate insertions and attachments, including the certificate of incorporation of the Borrower certified (as of a date reasonably near the First Amendment Effective Date) by the relevant authority of the jurisdiction of organization of the Borrower, and (ii) a good standing certificate (as of a date reasonably near the First Amendment Effective Date) for the Borrower from its jurisdiction of organization.

(e)           The Administrative Agent shall have received a certificate signed by a Responsible Officer of the Borrower, certifying on behalf of the Borrower that, (i) after giving effect to the 2012 Incremental Term Loans, the representations and warranties made by any Loan Party in or pursuant to the Loan Documents, as amended by this Amendment, are true and correct in all material respects on and as of the First Amendment Effective Date as if made on and as of such date, except for representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date (provided that, in each case such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified by materiality or Material Adverse Effect) and (ii) no Default or Event of Default has occurred and is continuing on the First Amendment Effective Date after giving effect to the 2012 Incremental Term Loans.

(f)            The Lenders, the Administrative Agent and the Lead Arranger with respect to the 2012 Incremental Term Facility shall have received all fees required to be paid, and all expenses required to be paid for which invoices have been presented not less than one Business Day prior to the First Amendment Effective Date.

(g)           The Consolidated Senior Secured Leverage Ratio, determined on a Pro Forma Basis as of the last day of the Relevant Reference Period as if the 2012 Incremental Term Loans had been outstanding on the last day of such Relevant Reference Period, shall not exceed 3.50 to 1.00, and the Borrower shall have provided reasonably satisfactory support for such calculations to the Administrative Agent and the Lenders.

(h)           The Lenders shall have received a reasonably satisfactory solvency certificate by the chief financial officer of the Borrower with respect to the solvency of the Loan Parties, on a consolidated basis, after giving effect to the 2012 Incremental Term Loans and the use of proceeds thereof.

SECTION 7.           Representations and Warranties.  The Borrower represents and warrants to the Administrative Agent and to each of the Lenders that:

(a)           each of the representations and warranties made in Section 3 of the Credit Agreement and in the other Loan Documents shall be, after giving effect to this Amendment, true and correct in all material respects on and as of the First Amendment Effective Date as if made on and as of such date, except for representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date (provided that, in each case such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified by materiality or Material Adverse Effect);

(b)           after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing;

(c)           after giving effect to this Amendment, the 2012 Incremental Term Loans and the application of the proceeds thereof, and after giving effect to Sections 2.1(b) and 2.2 of the Guarantee and Collateral Agreement, on the First Amendment Effective Date the Loan Parties, on a consolidated basis, are Solvent; and

(d)           the full amount of the 2012 Incremental Term Loans may be drawn without violating the terms of any Material Debt.

SECTION 8.           Amendments; Counterparts.  (a) This Amendment shall not constitute an amendment of any other provision of the Credit Agreement not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of Parent or the Borrower that would require a waiver or consent of the Lenders or the Administrative Agent.  Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

(b)           The Borrower and the other parties hereto hereby acknowledge and agree that this Amendment and the Acknowledgment and Confirmation shall each constitute a “Loan Document” as such term is used in the Credit Agreement, and each reference in the Credit Agreement as amended hereby to the “Loan Documents” shall be deemed to include this Amendment and the Acknowledgment and Confirmation.

(c)           This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, including by means of facsimile or electronic transmission in .pdf format, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

(d)           Except as expressly provided herein, the 2012 Incremental Term Loans shall be subject to the provisions of the Credit Agreement and the other Loan Documents that apply to “Loans” and “Tranche B Term Loans” thereunder.

SECTION 9.           Acknowledgment.  The parties hereto agree that (a) the 2012 Incremental Term Facility is an “Incremental Facility” for purposes of the Credit Agreement and (b) this Amendment is an “Incremental Facility Amendment” as defined in the Credit Agreement and is, together with the borrowings made hereunder, subject in all respects to the terms and provisions of the Credit Agreement except as expressly set forth in this Amendment and the Credit Agreement.

SECTION 10.         Notices.  All notices hereunder shall be given in accordance with the provisions of Section 9.1 of the Credit Agreement.

SECTION 11.         GOVERNING LAW; WAIVER OF JURY TRIAL.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. THE PROVISIONS OF SECTIONS 9.9 AND 9.10 OF THE CREDIT AGREEMENT ARE INCORPORATED HEREIN, MUTATIS MUTANDIS.

SECTION 12.         Expenses.  The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

SECTION 13.         Headings.  The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting this Amendment.

SECTION 14.         Severability.  Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

[SIGNATURE PAGES FOLLOW.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

GENERAL NUTRITION CENTERS, INC., a Delaware corporation

By:	/s/ Joseph Fortunato
Name:	Joseph Fortunato
Title:	Chief Executive Officer

[Signature Page to First Amendment to General Nutrition Centers, Inc. Credit Agreement]

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a 2012 Incremental Term Lender and an existing Lender

By:	/s/ Sarah L. Freedman
Name:	Sarah L. Freedman
Title:	Executive Director

[Signature Page to First Amendment to General Nutrition Centers, Inc. Credit Agreement]

ACE Tempest Reinsurance Ltd., as an existing Lender

By: Oaktree Capital Management, L.P.
Its: Investment Manager

By:	/s/ Francie Nelson
Name:	Francie Nelson
Title:	Managing Director

By:	/s/ Desmund Shirazi
Name:	Desmund Shirazi
Title:	Managing Director

[Signature Page to First Amendment to General Nutrition Centers, Inc. Credit Agreement]

ALM IV, Ltd, as an existing Lender

By:	Apollo Credit Management (CLO), LLC As Collateral Manager

By:	/s/ Joe Moroney
Name:	Joe Moroney
Title:	Vice President

[Signature Page to First Amendment to General Nutrition Centers, Inc. Credit Agreement]

ALM V, Ltd., as an existing Lender

By:	Apollo Credit Management (CLO), LLC, as Collateral Manager

By:	/s/ Joe Moroney
Name:	Joe Moroney
Title:	Vice President

[Signature Page to First Amendment to General Nutrition Centers, Inc. Credit Agreement]

ALM VI, Ltd., as an existing Lender

By:	Apollo Credit Management (CLO), LLC, as Collateral Manager

By:	/s/ Joe Moroney
Name:	Joe Moroney
Title:	Vice President

[Signature Page to First Amendment to General Nutrition Centers, Inc. Credit Agreement]

ARCH Investment Holdings III, Ltd.	Fire and Police Pension Fund, San Antonio
By: PineBridge Investments LLC	By: PineBridge Investments LLC.,
As Collateral Manager	Its Investment Manager

PineBridge Bank Loan Fund Ltd.	Saturn CLO, Ltd.
By: PineBridge Investment LLC.,	By: PineBridge Investment LLC.,
Its Investment Manager	Its Collateral Manager

Galaxy IV CLO, LTD	Galaxy VI CLO, LTD
By: PineBridge Investment LLC.,	By: PineBridge Investment LLC.,
Its Collateral Manager	Its Collateral Manager

Galaxy VII CLO, LTD	Galaxy VIII CLO, LTD
By: PineBridge Investment LLC.,	By: PineBridge Investment LLC.,
Its Collateral Manager	Its Collateral Manager

Galaxy X CLO, LTD	Galaxy XI CLO, LTD
By: PineBridge Investment LLC.,	By: PineBridge Investment LLC.,
Its Collateral Manager	Its Collateral Manager

VALIDUS REINSURANCE LTD.
By: PineBridge Investment LLC.,
Its Investment Manager

           , as an existing Lender

By:	/s/ John Wesley Burgess
Name:	John Wesley Burgess
Vice President

[Signature Page to First Amendment to General Nutrition Centers, Inc. Credit Agreement]

AGF FLOATING RATE INCOME FUND
BY: EATON VANCE MANAGEMENT
AS PORTFOLIO MANAGER

, as an existing Lender

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[Signature Page to First Amendment to General Nutrition Centers, Inc. Credit Agreement]

ARES IIIR/IVR CLO LTD., as an existing Lender

BY: ARES CLO MANAGEMENT IIIR/IVR, L.P., ITS ASSET MANAGER

BY: ARES CLO GP IIIR/IVR, LLC, ITS GENERAL PARTNER

By:	/s/ Americo Cascella
Name:	Americo Cascella
Title:	Vice President

[Signature Page to First Amendment to General Nutrition Centers, Inc. Credit Agreement]

ARES VR CLO LTD., as an existing Lender

BY: ARES CLO MANAGEMENT VR, L.P., ITS INVESTMENT MANAGER

BY: ARES CLO GP VR, LLC, ITS GENERAL PARTNER

By:	/s/ Americo Cascella
Name:	Americo Cascella
Title:	Vice President

[Signature Page to First Amendment to General Nutrition Centers, Inc. Credit Agreement]

ARES VIR CLO LTD., as an existing Lender

BY: ARES CLO MANAGEMENT VIR, L.P., ITS INVESTMENT MANAGER

BY: ARES CLO GP VIR, LLC, ITS GENERAL PARTNER

By:	/s/ Americo Cascella
Name:	Americo Cascella
Title:	Vice President

[Signature Page to First Amendment to General Nutrition Centers, Inc. Credit Agreement]

ARES XI CLO LTD., as an existing Lender

BY: ARES CLO MANAGEMENT XI, L.P., ITS ASSET MANAGER

BY: ARES CLO GP XI, LLC, ITS GENERAL PARTNER

By:	/s/ Americo Cascella
Name:	Americo Cascella
Title:	Vice President

[Signature Page to First Amendment to General Nutrition Centers, Inc. Credit Agreement]

ARES XII CLO LTD., as an existing Lender

BY: ARES CLO MANAGEMENT XII, L.P., ITS ASSET MANAGER

BY: ARES CLO GP XII, LLC, ITS GENERAL PARTNER

By:	/s/ Americo Cascella
Name:	Americo Cascella
Title:	Vice President

[Signature Page to First Amendment to General Nutrition Centers, Inc. Credit Agreement]

Ares NF CLO XIII Ltd, as an existing Lender

By: Ares NF CLO XIII Management, L.P., its collateral manager

By: Ares NF CLO XIII Management LLC, its general partner

By:	/s/ Americo Cascella
Name:	Americo Cascella
Title:	Vice President

[Signature Page to First Amendment to General Nutrition Centers, Inc. Credit Agreement]

Ares NF CLO XIV Ltd, as an existing Lender

By: Ares NF CLO XIV Management, L.P., its collateral manager

By: Ares NF CLO XIV Management LLC, its general partner

By:	/s/ Americo Cascella
Name:	Americo Cascella
Title:	Vice President

[Signature Page to First Amendment to General Nutrition Centers, Inc. Credit Agreement]

Ares NF CLO XV Ltd, as an existing Lender

By: Ares NF CLO XV Management, L.P., its collateral manager

By: Ares NF CLO XV Management LLC, its general partner

By:	/s/ Americo Cascella
Name:	Americo Cascella
Title:	Vice President

[Signature Page to First Amendment to General Nutrition Centers, Inc. Credit Agreement]

ARES XVI CLO LTD., as an existing Lender

BY: ARES CLO MANAGEMENT XVI, L.P., ITS ASSET MANAGER

BY: ARES CLO GP XVI, LLC, ITS GENERAL PARTNER

By:	/s/ Americo Cascella
Name:	Americo Cascella
Title:	Vice President

[Signature Page to First Amendment to General Nutrition Centers, Inc. Credit Agreement]

ARES XX CLO LTD., as an existing Lender

BY:	ARES CLO MANAGEMENT XX, L.P., ITS INVESTMENT MANAGER

BY:	ARES CLO GP XX, LLC, ITS GENERAL PARTNER

By:	/s/ Americo Cascella
Name:	Americo Cascella
Title:	Vice President

[Signature Page to First Amendment to General Nutrition Centers, Inc. Credit Agreement]

ARES XXI CLO LTD., as an existing Lender

BY:	ARES CLO MANAGEMENT XXI, L.P., ITS INVESTMENT MANAGER

BY:	ARES CLO GP XXI, LLC, ITS GENERAL PARTNER

By:	/s/ Americo Cascella
Name:	Americo Cascella
Title:	Vice President

[Signature Page to First Amendment to General Nutrition Centers, Inc. Credit Agreement]

ARES XXII CLO LTD., as an existing Lender

BY:	ARES CLO MANAGEMENT XXII, L.P., ITS ASSET MANAGER

BY:	ARES CLO GP XXII, LLC, ITS GENERAL PARTNER

By:	/s/ Americo Cascella
Name:	Americo Cascella
Title:	Vice President

[Signature Page to First Amendment to General Nutrition Centers, Inc. Credit Agreement]

ARES ENHANCED CREDIT OPPORTUNITIES FUND LTD.,
as an existing Lender

BY:	ARES ENHANCED CREDIT OPPORTUNITIES FUND MANAGEMENT, L.P., ITS MANAGER

BY:	ARES ENHANCED CREDIT OPPORTUNITIES FUND MANAGEMENT GP, LLC, AS GENERAL PARTNER

By:	/s/ Americo Cascella
Name:	Americo Cascella
Title:	Vice President

[Signature Page to First Amendment to General Nutrition Centers, Inc. Credit Agreement]

ARES ENHANCED LOAN INVESTMENT STRATEGY IR LTD., as an existing Lender

BY:	ARES ENHANCED LOAN MANAGEMENT IR, L.P., AS PORTFOLIO MANAGER

BY:	ARES ENHANCED LOAN IR GP, LLC, ITS GENERAL PARTNER

By:	/s/ Americo Cascella
Name:	Americo Cascella
Title:	Vice President

[Signature Page to First Amendment to General Nutrition Centers, Inc. Credit Agreement]

ARES ENHANCED LOAN INVESTMENT STRATEGY II, LTD., as an existing Lender

BY:	ARES ENHANCED LOAN MANAGEMENT II, L.P., ITS PORTFOLIO MANAGER

BY:	ARES ENHANCED LOAN II GP, LLC, ITS GENERAL PARTNER

By:	/s/ Americo Cascella
Name:	Americo Cascella
Title:	Vice President

[Signature Page to First Amendment to General Nutrition Centers, Inc. Credit Agreement]

ARES ENHANCED LOAN INVESTMENT STRATEGY III, LTD., as an existing Lender

BY:	ARES ENHANCED LOAN MANAGEMENT III, L.P., ITS PORTFOLIO MANAGER

BY:	ARES ENHANCED LOAN III GP, LLC, ITS GENERAL PARTNER

By:	/s/ Americo Cascella
Name:	Americo Cascella
Title:	Vice President

[Signature Page to First Amendment to General Nutrition Centers, Inc. Credit Agreement]

ARES SENIOR LOAN TRUST, as an existing Lender

BY:	ARES SENIOR LOAN TRUST MANAGEMENT, L.P., ITS INVESTMENT MANAGER

BY:	ARES SENIOR LOAN TRUST MANAGEMENT, LLC, ITS GENERAL PARTNER

By:	/s/ Americo Cascella
Name:	Americo Cascella
Title:	Vice President

[Signature Page to First Amendment to General Nutrition Centers, Inc. Credit Agreement]

BABSON CLO LTD. 2005-I
BABSON CLO LTD. 2005-II
BABSON CLO LTD. 2005-III
BABSON CLO LTD. 2006-I
BABSON CLO LTD. 2006-II
BABSON CLO LTD. 2007-I
BABSON MID-MARKET CLO LTD. 2007-II
BABSON LOAN OPPORTUNITY CLO, LTD.
OSPREY CDO 2006-I LTD.
SAPPHIRE VALLEY CDO I, LTD., each as an
existing Lender
By:	Babson Capital Management LLC as
Collateral Manager

By:	/s/ David P. Wells
	Name:	David P. Wells, CFA
	Title:	Managing Director

MASSACHUSETTS MUTUAL LIFE
INSURANCE COMPANY
C.M. LIFE INSURANCE COMPANY, each as
an existing Lender
By:	Babson Capital Management LLC as Investment
Adviser

By:	/s/ David P. Wells
	Name:	David P. Wells, CFA
	Title:	Managing Director

JFIN CLO 2007 LTD., as an existing Lender
By: Jefferies Finance LLC as Collateral Manager

By:	/s/ David P. Wells
	Name:	David P. Wells, CFA
	Title:	Managing Director

[Signature Page to First Amendment to General Nutrition Centers, Inc. Credit Agreement]

BELHURST CLO LTD.
By:	INVESCO Senior Secured Management, Inc.
As Collateral Manager , as an existing Lender

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Signatory

[Signature Page to First Amendment to General Nutrition Centers, Inc. Credit Agreement]

Cent CDO 12 Limited, as an existing Lender

By:	Columbia Management Investment Advisers, LLC
As Collateral Manager

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Assistant Vice President

[Signature Page to First Amendment to General Nutrition Centers, Inc. Credit Agreement]

Cent CDO 14 Limited, as an existing Lender

By:	Columbia Management Investment Advisers, LLC
As Collateral Manager

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Assistant Vice President

[Signature Page to First Amendment to General Nutrition Centers, Inc. Credit Agreement]

Cent CDO 15 Limited, as an existing Lender

By:	Columbia Management Investment Advisers, LLC
As Collateral Manager

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Assistant Vice President

[Signature Page to First Amendment to General Nutrition Centers, Inc. Credit Agreement]

Cent CDO XI Limited, as an existing Lender

By:	Columbia Management Investment Advisers, LLC
As Collateral Manager

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Assistant Vice President

[Signature Page to First Amendment to General Nutrition Centers, Inc. Credit Agreement]

Centurion CDO 9 Limited, as an existing Lender

By:	Columbia Management Investment Advisers, LLC
As Collateral Manager

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Assistant Vice President

[Signature Page to First Amendment to General Nutrition Centers, Inc. Credit Agreement]

Chatham Light II CLO, Limited
By: Sankaty Advisors, LLC as
Investment Manager

, as an existing Lender

By:	/s/ Andrew S. Viens
Name:	Andrew S. Viens
Title:	Sr. Vice President of Operations

[Signature Page to First Amendment to General Nutrition Centers, Inc. Credit Agreement]

CIFC Funding 2006-II, Ltd.
CIFC Funding 2007-II, Ltd.
CIFC Funding 2011-I, Ltd.

By:	CIFC Asset Management LLC, its Collateral Manager

, as an existing Lender

By:	/s/ Stephen J. Vaccaro
Name:	Stephen J. Vaccaro
Title:	Authorized Signatory

[Signature Page to First Amendment to General Nutrition Centers, Inc. Credit Agreement]

Columbia Floating Rate Fund, a series of Columbia Funds Series Trust II , as an existing Lender

By:	/s/ Robin C. Stancil
Name:	LendAmend LLC
Title:	Administrator

[Signature Page to First Amendment to General Nutrition Centers, Inc. Credit Agreement]

Columbia Funds Variable Series Trust II - Variable Portfolio- Eaton Vance Floating-Rate Income Fund By: Eaton Vance Management as Investment Sub-Advisor
, as an existing Lender

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[Signature Page to First Amendment to General Nutrition Centers, Inc. Credit Agreement]

Columbia Strategic Income Fund, a series of Columbia Funds Series Trust I , as an existing Lender

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Authorized Signatory

[Signature Page to First Amendment to General Nutrition Centers, Inc. Credit Agreement]

Columbia Variable Portfolio - Strategic Income Fund, a series of Columbia Funds Variable Insurance Trust , as an existing Lender

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Authorized Signatory

[Signature Page to First Amendment to General Nutrition Centers, Inc. Credit Agreement]

CORNERSTONE CLO LTD., as an existing Lender

By: Stone Tower Debt Advisors LLC, as its Collateral Manager

By:	/s/ Joe Moroney
Name:	Joe Moroney
Title:	Authorized Signatory

[Signature Page to First Amendment to General Nutrition Centers, Inc. Credit Agreement]

Denali Capital LLC, managing member of DC Funding Partners LLC, portfolio manager for DENALI CAPITAL CLO V, LTD. , as an existing Lender

By:	/s/ David P. Killion
Name:	David P. Killion
Title:	Chief Executive Officer

[Signature Page to First Amendment to General Nutrition Centers, Inc. Credit Agreement]

Denali Capital LLC, managing member of DC Funding Partners LLC, collateral manager for DENALI CAPITAL CLO VI, LTD. , as an existing Lender

By:	/s/ David P. Killion
Name:	David P. Killion
Title:	Chief Executive Officer

[Signature Page to First Amendment to General Nutrition Centers, Inc. Credit Agreement]

Denali Capital LLC, managing member of DC Funding Partners LLC, collateral manager for DENALI CAPITAL CLO VII, LTD. , as an existing Lender

By:	/s/ David P. Killion
Name:	David P. Killion
Title:	Chief Executive Officer

By:	DEUTSCHE BANK AG NEW YORK BRANCH DB SERVICES NEW JERSEY, INC

, as an existing Lender

By:	/s/ Angeline Quintana
Name:	Angeline Quintana
Title:	Assistant Vice President

By:	/s/ Edward Schaffer
Name:	Edward Schaffer
Title:	Vice President

[Signature Page to First Amendment to General Nutrition Centers, Inc. Credit Agreement]

DIVERSIFIED CREDIT PORTFOLIO LTD.
By:	INVESCO Senior Secured Management, Inc. as Investment Adviser

, as an existing Lender

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Signatory

[Signature Page to First Amendment to General Nutrition Centers, Inc. Credit Agreement]

Eaton Vance CDO VIII, Ltd.
By: Eaton Vance Management As Investment Advisor , as an existing Lender

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[Signature Page to First Amendment to General Nutrition Centers, Inc. Credit Agreement]

Eaton Vance CDO IX Ltd.
By: Eaton Vance Management As Investment Advisor , as an existing Lender

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[Signature Page to First Amendment to General Nutrition Centers, Inc. Credit Agreement]

Eaton Vance CDO X PLC
By: Eaton Vance Management As Investment Advisor , as an existing Lender

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[Signature Page to First Amendment to General Nutrition Centers, Inc. Credit Agreement]

EATON VANCE SHORT DURATION DIVERSIFIED INCOME FUND
BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR , as an existing Lender

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[Signature Page to First Amendment to General Nutrition Centers, Inc. Credit Agreement]

EATON VANCE FLOATING-RATE INCOME TRUST
BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR , as an existing Lender

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[Signature Page to First Amendment to General Nutrition Centers, Inc. Credit Agreement]

EATON VANCE INSTITUTIONAL SENIOR LOAN FUND
BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR , as an existing Lender

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[Signature Page to First Amendment to General Nutrition Centers, Inc. Credit Agreement]

Eaton Vance International (Cayman Islands) Floating-Rate Income Portfolio
By: Eaton Vance Management as Investment Advisor , as an existing Lender

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[Signature Page to First Amendment to General Nutrition Centers, Inc. Credit Agreement]

EATON VANCE LIMITED DURATION INCOME FUND
BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR , as an existing Lender

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[Signature Page to First Amendment to General Nutrition Centers, Inc. Credit Agreement]

EATON VANCE SENIOR INCOME TRUST
BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR , as an existing Lender

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[Signature Page to First Amendment to General Nutrition Centers, Inc. Credit Agreement]

EATON VANCE SENIOR FLOATING-RATE TRUST
BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR , as an existing Lender

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[Signature Page to First Amendment to General Nutrition Centers, Inc. Credit Agreement]

EATON VANCE VT FLOATING-RATE INCOME FUND
BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR, as an existing Lender

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[Signature Page to First Amendment to General Nutrition Centers, Inc. Credit Agreement]

Evergreen CBNA Loan Funding LLC, as an existing Lender

By:	/s/ Adam Kaiser
Name:	Adam Kaiser
Title:	ATTORNEY-IN-FACT

[Signature Page to First Amendment to General Nutrition Centers, Inc. Credit Agreement]

Fairway Loan Funding Company

By:	Pacific Investment Management Company LLC, as its Investment Advisor

	By:	/s/ Arthur Y.D. Ong
Arthur Y.D. Ong
Executive Vice President

[Signature Page to First Amendment to General Nutrition Centers, Inc. Credit Agreement]

Falcon Senior Loan Fund Ltd., as an existing Lender

By:	Stone Tower Fund Management LLC As Its Investment Manager

By:	/s/ Joe Moroney
Name:	Joe Moroney
Title:	Authorized Signatory

[Signature Page to First Amendment to General Nutrition Centers, Inc. Credit Agreement]

Fidelity Advisor Series I: Fidelity Advisor Floating Rate High Income Fund, as an existing Lender

By:	/s/ Joe Zambello
Name:	Joe Zambello
Title:	Deputy Treasurer

[Signature Page to First Amendment to General Nutrition Centers, Inc. Credit Agreement]

FUTURE FUND BOARD OF GUARDIANS, as an existing Lender

BY:	ARES ENHANCED LOAN INVESTMENT STRATEGY ADVISOR IV, L.P., ITS INVESTMENT MANAGER (ON BEHALF OF THE ELIS IV SUB ACCOUNT)

BY:	ARES ENHANCED LOAN INVESTMENT STRATEGY ADVISOR IV GP, LLC, ITS GENERAL PARTNER

By:	/s/ Americo Cascella
Name:	Americo Cascella
Title:	Vice President

[Signature Page to First Amendment to General Nutrition Centers, Inc. Credit Agreement]

GLOBAL LOAN OPPORTUNITY FUND B.V., as an existing Lender

BY:	ARES MANAGEMENT LIMITED, ITS PORTFOLIO MANAGER

By:	/s/ Americo Cascella
Name:	Americo Cascella
Title:	Vice President

[Signature Page to First Amendment to General Nutrition Centers, Inc. Credit Agreement]

Goldman Sachs Lending Partners LLC, as an existing Lender

By:	/s/ Michelle Latzoni
Name:	Michelle Latzoni
Title:	Authorized Signatory

[Signature Page to First Amendment to General Nutrition Centers, Inc. Credit Agreement]

GRAYSON & CO BY: BOSTON MANAGEMENT AND RESEARCH AS INVESTMENT ADVISOR, as an existing Lender

By:	/s/ Michael B.Botthof
Name:	Michael B.Botthof
Title:	Vice President

[Signature Page to First Amendment to General Nutrition Centers, Inc. Credit Agreement]

Hewett’s Island CLO IV, Ltd. By: LCM Asset Management LLC As Collateral Manager, as an existing Lender

By:	/s/ Sophie A. Venon
Name:	Sophie A. Venon
Title:	LCM Asset Management LLC

[Signature Page to First Amendment to General Nutrition Centers, Inc. Credit Agreement]

HillMark Funding, Ltd. , as an existing Lender
By: HillMark Capital Management, L.P., as Collateral Manager, as Lender

By:	/s/ Mark Gold
Name:	Mark Gold
Title:	CEO

[Signature Page to First Amendment to General Nutrition Centers, Inc. Credit Agreement]

INNOVATION TRUST 2009
BY:	EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR
, as an existing Lender

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[Signature Page to First Amendment to General Nutrition Centers, Inc. Credit Agreement]

INNOVATION TRUST 2011
BY:	EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR
, as an existing Lender

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[Signature Page to First Amendment to General Nutrition Centers, Inc. Credit Agreement]

Invesco Van Kampen Senior Income Trust
By: Invesco Senior Secured Management, Inc. as Sub-Adviser , as an existing Lender

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Signatory

[Signature Page to First Amendment to General Nutrition Centers, Inc. Credit Agreement]

JNL/PPM America Floating Rate Income Fund, a series of the JNL Series Trust, as an existing Lender

By:	/s/ David C. Wagner
PPM America, Inc., as sub-adviser
Name:	David C. Wagner
Title:	Managing Director

[Signature Page to First Amendment to General Nutrition Centers, Inc. Credit Agreement]

LCM V, Ltd.
By: LCM Asset Management LLC As Collateral Manager
, as an existing Lender

By:	/s/ Sophie A. Venon
Name:	Sophie A. Venon
Title:	LCM Asset Management LLC

[Signature Page to First Amendment to General Nutrition Centers, Inc. Credit Agreement]

LCM VI, Ltd.
By: LCM Asset Management LLC As Collateral Manager
, as an existing Lender

By:	/s/ Sophie A. Venon
Name:	Sophie A. Venon
Title:	LCM Asset Management LLC

[Signature Page to First Amendment to General Nutrition Centers, Inc. Credit Agreement]

LCM IX Limited Partnership
By: LCM Asset Management LLC As Collateral Manager
, as an existing Lender

By:	/s/ Sophie A. Venon
Name:	Sophie A. Venon
Title:	LCM Asset Management LLC

[Signature Page to First Amendment to General Nutrition Centers, Inc. Credit Agreement]

LeverageSource III S.a.r.l., as an existing Lender

By:	/s/ Paul Plank
Name:	Paul Plank
Title:	Authorized Signatory

[Signature Page to First Amendment to General Nutrition Centers, Inc. Credit Agreement]

LIMEROCK CLO I
By: INVESCO Senior Secured Management, Inc. As Investment Manager
, as an existing Lender

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Signatory

[Signature Page to First Amendment to General Nutrition Centers, Inc. Credit Agreement]

Mayport CLO Ltd.
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Name:	Arthur Y.D. Ong
Title:	Executive Vice President

[Signature Page to First Amendment to General Nutrition Centers, Inc. Credit Agreement]

MET INVESTORS SERIES TRUST
MET/EATON VANCE FLOATING RATE PORTFOLIO
BY EATON VANCE MANAGEMENT
AS INVESTMENT SUB-ADVISOR
, as an existing Lender

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[Signature Page to First Amendment to General Nutrition Centers, Inc. Credit Agreement]

Morgan Stanley Investment Management Croton, Ltd.
By: Invesco Senior Secured Management, Inc. As Collateral Manager
, as an existing Lender

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Signatory

[Signature Page to First Amendment to General Nutrition Centers, Inc. Credit Agreement]

MOSELLE CLO S.A.
By: INVESCO Senior Secured Management, Inc. As Collateral Manager
, as an existing Lender

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Signatory

[Signature Page to First Amendment to General Nutrition Centers, Inc. Credit Agreement]

MSIM Peconic Bay, Ltd.
By: Invesco Senior Secured Management, Inc. As Collateral Manager
, as an existing Lender

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Signatory

[Signature Page to First Amendment to General Nutrition Centers, Inc. Credit Agreement]

OAK HILL CREDIT PARTNERS V, LIMITED
as an existing Lender

By: Oak Hill Advisors, L.P.
As Portfolio Manager

By:	/s/ Alan Schrager
Name: Alan Schrager
Title: Authorized Person

OHA CREDIT PARTNERS VI, LTD.,
as an existing Lender

By: Oak Hill Advisors, L.P.
As its portfolio manager

By:	/s/ Alan Schrager
Name: Alan Schrager
Title: Authorized Person

OHA PARK AVENUE CLO I, LTD., as an existing Lender

By:	Oak Hill Advisors, L.P.
As Investment Manager

By:	/s/ Alan Schrager
Name: Alan Schrager
Title: Authorized Person

OHA INTREPID LEVERAGED LOAN FUND, LTD.,
as an existing Lender

By:	Oak Hill Advisors, L.P.
As its Portfolio Manager

By:	/s/ Alan Schrager
Name: Alan Schrager
Title: Authorized Person

[Signature Page to First Amendment to General Nutrition Centers, Inc. Credit Agreement]

Oaktree Senior Loan Fund, L.P.
, as an existing Lender
By: Oaktree Senior Loan Fund GP, L.P. Its: General Partner, By:
Oaktree Fund GP IIA, LLC Its: General Partner, By: Oaktree Fund GP II, L.P. Its: Managing Member

By:	/s/ Francie Nelson
Name:	Francie Nelson
Title:	Authorized Signatory

By:	/s/ Desmund Shirazi
Name:	Desmund Shirazi
Title:	Authorized Signatory

[Signature Page to First Amendment to General Nutrition Centers, Inc. Credit Agreement]

OCEAN TRAILS CLO I, as an existing Lender

By:	West Gate Horizons Advisors LLC, as Collateral Manager

By:	/s/ Cheryl A. Wasilewski
Name:	Cheryl A. Wasilewski
Title:	Senior Credit Analyst

[Signature Page to First Amendment to General Nutrition Centers, Inc. Credit Agreement]

OCEAN TRAILS CLO II, as an existing Lender

By:	West Gate Horizons Advisors LLC, as Investment Manager

By:	/s/ Cheryl A. Wasilewski
Name:	Cheryl A. Wasilewski
Title:	Senior Credit Analyst

[Signature Page to First Amendment to General Nutrition Centers, Inc. Credit Agreement]

OCTAGON INVESTMENT PARTNERS V, LTD.
By:	Octagon Credit Investors, LLC as Portfolio Manager

HAMLET II, LTD.
By:	Octagon Credit Investors, LLC as Portfolio Manager

OCTAGON LOAN TRUST 2010
By:	Octagon Credit Investors, LLC,
as Investment Manager on behalf of The Bank of New York Trust Company (Cayman) Limited, as Trustee of Octagon Loan Trust 2010

Octagon Paul Credit Fund Series I, Ltd.
By:	Octagon Credit Investors, LLC as Portfolio Manager

, as an existing Lender

By:	/s/ Michael B. Nechamkin
Name:	Michael B. Nechamkin
Title:	Senior Portfolio Manager

[Signature Page to First Amendment to General Nutrition Centers, Inc. Credit Agreement]

PACIFIC FUNDS-PL FLOATING RATE LOAN FUND
BY: EATON VANCE MANAGEMENT AS INVESTMENT SUB-ADVISOR

, as an existing Lender

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[Signature Page to First Amendment to General Nutrition Centers, Inc. Credit Agreement]

PACIFIC SELECT FUND
FLOATING RATE LOAN PORTFOLIO
BY:	EATON VANCE MANAGEMENT
AS INVESTMENT SUB-ADVISOR

, as an existing Lender

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[Signature Page to First Amendment to General Nutrition centers, Inc. Credit Agreement]

PIMCO Cayman Bank Loan Fund
By:	Pacific Investment Management Company LLC, as its Investment Advisor

	By:	/s/ Arthur Y.D. Ong
Arthur Y.D. Ong
Executive Vice President

[Signature Page to First Amendment to General Nutrition centers, Inc. Credit Agreement]

PIMCO Funds: PIMCO Senior Floating Rate Fund
By:	Pacific Investment Management Company LLC, as its Investment Advisor

	By:	/s/ Arthur Y.D. Ong
Arthur Y.D. Ong
Executive Vice President

[Signature Page to First Amendment to General Nutrition Centers, Inc. Credit Agreement]

PIMCO Funds: Private Account Portfolio Series Senior Floating Rate Portfolio
By:	Pacific Investment Management Company LLC, as its Investment Advisor

	By:	/s/ Arthur Y.D. Ong
Arthur Y.D. Ong
Executive Vice President

[Signature Page to First Amendment to General Nutrition Centers, Inc. Credit Agreement]

Portola CLO, Ltd.
By:	Pacific Investment Management Company LLC, as its Investment Advisor

	By:	/s/ Arthur Y.D. Ong
Arthur Y.D. Ong
Executive Vice President

[Signature Page to First Amendment to General Nutrition Centers, Inc. Credit Agreement]

PPM GRAYHAWK CLO, LTD., as an existing Lender

By:	/s/ David C. Wagner
PPM America, Inc., as Collateral Manager
Name:	David C. Wagner
Title:	Managing Director

[Signature Page to First Amendment to General Nutrition Centers, Inc. Credit Agreement]

Race point III CLO
By: Sankaty Advisors LLC, as
Collateral Manager

, as an existing Lender

By:	/s/ Andrew S. Viens
Name:	Andrew S. Viens
Title:	Sr. Vice President of Operations

[Signature Page to First Amendment to General Nutrition Centers, Inc. Credit Agreement]

Race point IV CLO, Ltd.
By: Sankaty Advisors, LLC as Asset
Manager

, as an existing Lender

By:	/s/ Andrew S. Viens
Name:	Andrew S. Viens
Title:	Sr. Vice President of Operations

[Signature Page to First Amendment to General Nutrition Centers, Inc. Credit Agreement]

RAMPART CLO 2006-1 LTD. , as an existing Lender

By:	Stone Tower Debt Advisors LLC, as its Collateral Manager

By:	/s/ Joe Moroney
Name:	Joe Moroney
Title:	Authorized Signatory

[Signature Page to First Amendment to General Nutrition Centers, Inc. Credit Agreement]

Rampart CLO 2007 Ltd. , as an existing Lender

By:	Stone Tower Debt Advisors LLC as its Collateral Manager

By:	/s/ Joe Moroney
Name:	Joe Moroney
Title:	Authorized Signatory

[Signature Page to First Amendment to General Nutrition Centers, Inc. Credit Agreement]

RiverSource Life Insurance Company , as an existing Lender

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Authorized Signatory

[Signature Page to First Amendment to General Nutrition Centers, Inc. Credit Agreement]

SARATOGA CLO I, LIMITED
By:	INVESCO Senior Secured Management, Inc.
As the Asset Manager

, as an existing Lender

By:	/s/ Kavin Egan
Name:	Kavin Egan
Title:	Authorized Signatory

[Signature Page to First Amendment to General Nutrition Centers, Inc. Credit Agreement]

SENIOR DEBTPORT FOLIO
By:	Boston Management and Research
as Investment Advisor

, as an existing Lender

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[Signature Page to First Amendment to General Nutrition Centers, Inc. Credit Agreement]

Denali Capital LLC, managing member of
DC Funding Partners LLC, Collateral Manager for
Spring Road CLO 2007-1, LTD.

, as an existing Lender

By:	/s/ David P. Killion
Name:	David P. Killion
Title:	Chief Executive Officer

[Signature Page to First Amendment to General Nutrition Centers, Inc. Credit Agreement]

Stone Tower CLO IV Ltd. , as an existing Lender

By: Stone Tower Debt Advisors LLC, as its Collateral Manager

By:	/s/ Joe Moroney
Name:	Joe Moroney
Title:	Authorized Signatory

[Signature Page to First Amendment to General Nutrition Centers, Inc. Credit Agreement]

Stone Tower CLO V Ltd. , as an existing Lender

By: Stone Tower Debt Advisors LLC, as its Collateral Manager

By:	/s/ Joe Moroney
Name:	Joe Moroney
Title:	Authorized Signatory

[Signature Page to First Amendment to General Nutrition Centers, Inc. Credit Agreement]

STONE TOWER CLO VI LTD. , as an existing Lender

By: Stone Tower Debt Advisors LLC, as its Collateral Manager

By:	/s/ Joe Moroney
Name:	Joe Moroney
Title:	Authorized Signatory

[Signature Page to First Amendment to General Nutrition Centers, Inc. Credit Agreement]

STONE TOWER CLO VII LTD. , as an existing Lender

By: Stone Tower Debt Advisors LLC, as its Collateral Manager

By:	/s/ Joe Moroney
Name:	Joe Moroney
Title:	Authorized Signatory

[Signature Page to First Amendment to General Nutrition Centers, Inc. Credit Agreement]

Stone Tower Loan Trust 2010 , as an existing Lender

By: Stone Tower Fund Management LLC, its Investment Manager

By:	/s/ Joe Moroney
Name:	Joe Moroney
Title:	Authorized Signatory

[Signature Page to First Amendment to General Nutrition Centers, Inc. Credit Agreement]

Stone Tower Loan Trust 2011 , as an existing Lender

By: Stone Tower Fund Management LLC, its Investment Manager

By:	/s/ Joe Moroney
Name:	Joe Moroney
Title:	Authorized Signatory

[Signature Page to First Amendment to General Nutrition Centers, Inc. Credit Agreement]

Stoney Lane Funding I, Ltd. , as an existing Lender

By: HillMark Capital Management, L.P., as Collateral Manager, as Lender

By:	/s/ Mark Gold
Name:	Mark Gold
Title:	CEO

[Signature Page to First Amendment to General Nutrition Centers, Inc. Credit Agreement]

The Huntington National Bank, as an existing Lender

By:	/s/ Chad A. Lowe
Name:	Chad A. Lowe
Title:	Vice President

[Signature Page to First Amendment to General Nutrition Centers, Inc. Credit Agreement]

The Public Education Employees Retirement System of Missouri , as an existing Lender

By: Oaktree Capital Management, L.P. Its: Investment Manager

By:	/s/ Francie Nelson
Name:	Francie Nelson
Title:	Managing Director

By:	/s/ Desmund Shirazi
Name:	Desmund Shirazi
Title:	Managing Director

[Signature Page to First Amendment to General Nutrition Centers, Inc. Credit Agreement]

The Public School Retirement System of Missouri , as an existing Lender

By: Oaktree Capital Management, L.P. Its: Investment Manager

By:	/s/ Francie Nelson
Name:	Francie Nelson
Title:	Managing Director

By:	/s/ Desmund Shirazi
Name:	Desmund Shirazi
Title:	Managing Director

[Signature Page to First Amendment to General Nutrition Centers, Inc. Credit Agreement]

TRS HY FNDS LLC,

By:	DEUTSCHE BANK AG
CAYMAN ISLANDS BRANCH, ITS SOLE MEMBER
By:	DB SERVICES NEW JERSEY, INC.

, as an existing Lender

By:	/s/ Angeline Quintana
Name:	Angeline Quintana
Title:	Assistant Vice President

By:	/s/ Edward Schaffer
Edward Schaffer
Vice President

[Signature Page to First Amendment to General Nutrition Centers, Inc. Credit Agreement]

WASATCH CLO LTD
By:	INVESCO Senior Secured Management, Inc.
As Portfolio Manager

, as an existing Lender

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Signatory

[Signature Page to First Amendment to General Nutrition Centers, Inc. Credit Agreement]

WELLPOINT, INC., as an existing Lender

By:	ARES WLP MANAGEMENT, L.P., ITS INVESTMENT MANAGER

By:	ARES WLP MANAGEMENT GP, LLC, ITS GENERAL PARTNER

By:	/s/ Americo Cascella
Name:	Americo Cascella
Title:	Vice President

[Signature Page to First Amendment to General Nutrition Centers, Inc. Credit Agreement]

WG HORIZONS CLO I, as an existing Lender

By:	West Gate Horizons Advisors LLC,
as Manager

By:	/s/ Cheryl A. Wasilewski
Name:	Cheryl A. Wasilewski
Title:	Senior Credit Analyst

[Signature Page to First Amendment to General Nutrition Centers, Inc. Credit Agreement]

SCHEDULE 1

2012 Incremental Term Commitments

Name of 2012 Incremental Term Lender	2012 Incremental Term Commitments
JPMorgan Chase Bank, N.A.	$200,000,000.00
Total	$200,000,000.00

EXHIBIT A

ACKNOWLEDGMENT AND CONFIRMATION

1.                                      Reference is made to the FIRST AMENDMENT, dated as of August     , 2012 (the “Amendment”; capitalized terms used herein without definition shall have the meanings therein), to the CREDIT AGREEMENT, dated as of March 4, 2011 (as amended, modified, restated and supplemented from time to time prior to the effectiveness of the Amendment, the “Credit Agreement”), among GENERAL NUTRITION CENTERS, INC., a Delaware corporation (the “Borrower”), GNC CORPORATION, a Delaware corporation (“Parent”), the lending and other financial institutions from time to time party thereto (each a “Lender” and collectively, the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) and the other parties party thereto.

2.                                      The Credit Agreement is being amended, and the aggregate principal amount of Loans outstanding thereunder is being increased, pursuant to the Amendment as set forth therein (the “Amended Credit Agreement”).  Each of the parties hereto hereby agrees, with respect to each Loan Document to which it is a party:

(a)                                 all of its obligations, liabilities and indebtedness under such Loan Document shall remain in full force and effect on a continuous basis regardless of the effectiveness of the Amendment; and

(b)                                 all of the Liens and security interests created and arising under such Loan Document remain in full force and effect on a continuous basis, and the perfected status and priority of each such Lien and security interest continues in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged, regardless of the effectiveness of the Amendment, as collateral security for its obligations, liabilities and indebtedness under the Amended Credit Agreement and under its guarantees in the Loan Documents.

3.                                      THIS ACKNOWLEDGMENT AND CONFIRMATION AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS ACKNOWLEDGMENT AND CONFIRMATION SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

4.                                      This Acknowledgment and Confirmation may be executed by one or more of the parties to this Acknowledgement and Confirmation on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of an executed signature page of this Acknowledgement and Confirmation by email or facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

IN WITNESS WHEREOF, each of the undersigned has caused this Acknowledgment and Confirmation to be duly executed and delivered as of the date first written above.

GENERAL NUTRITION CENTERS, INC., a Delaware corporation

By:
Title:

GNC CORPORATION, a Delaware corporation

By:
Title:

GENERAL NUTRITION CORPORATION,
a Pennsylvania corporation

By:
Title:

GENERAL NUTRITION INVESTMENT COMPANY,
an Arizona corporation

By:
Title:

GNC FUNDING, INC.,
a Delaware corporation

By:
Title:

GNC TRANSPORTATION, LLC,
a Pennsylvania limited liability company

By:
Title:

LUCKYVITAMIN CORPORATION,
a Pennsylvania corporation

By:
Title:

GNC HEADQUARTERS, INC.,
a Pennsylvania corporation

By:
Title:

GUSTINE SIXTH AVENUE ASSOCIATES, LTD,
a Pennsylvania limited partnership

By: GNC Headquarters, Inc., its General Partner

By:
Title: